NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE.

CUSIP NO. 10568F 208

NUMBER

SHARES

BRAVO MULTINATIONAL INCORPORATED

AUTHORIZED COMMON SHARES: 1,000,000,000
PAR VALUE: $0.0001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

Shares of Bravo Multinational Incorporated Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date: ____________________

RICHARD KAISER, SECRETARY

BRAVO MULTINATIONAL INCORPORATED
CORPORATE
Seal
Delaware

PAUL PARLIMENT, CEO

COUNTERSIGNED & REGISTERED
TRANSFER ONLINE, INC.
512 SE SALMON ST.
PORTLAND, OR 97214

BY: ____________________
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT........................ Custodian............................
(Cust) (Minor)
under Uniform Gifts to Minors
Act..................................
(State)

Additional Abbreviations may also be used though not in the above list.

For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIPCODE, OF ASSIGNEE)

____

____

______________________________ Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

______________ ______________________________
DATED SIGNATURE

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM